UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

NORTHERN STAR INVESTMENT CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40134	85-3909728
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	NSTC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	NSTC	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	NSTC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Northern Star Investment Corp. III (the “Company”) received a written notice (the “Notice”) from the Regulation Department of the New York Stock Exchange (“NYSE”) indicating that the Company was not in compliance with Section 802.01E of the Listed Company Manual (the “Rule”) because the Company had failed to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Delinquent Report”).

On April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (the “SEC”) issued the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. As a SPAC, the Company has been re-evaluating the accounting treatment of its warrants as equity, and determining whether, based on the SEC Statement, such warrants should be, and should previously have been, classified as liabilities measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period. Because the Company does not have full-time accounting and administrative staff, it is reliant on third party accountants to perform this evaluation in order to inform the Company’s determination. The SEC Statement has given rise to significantly increased demand for the services of third-party accountants, delaying resolution of this issue and finalization of the Delinquent Report.

The Company is continuing to work diligently to complete the Delinquent Report. This notification has no immediate effect on the listing of the Company’s securities on the NYSE. If the Company fails to file the Delinquent Report within six months of the original due date of the Delinquent Report, the NYSE may, in its sole discretion, allow the Company’s securities to continue to trade on the NYSE for up to an additional six months depending on specific circumstances, as outlined in the Rule.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021

NORTHERN STAR INVESTMENT CORP. III

By:	/s/ Joanna Coles
	Name:	Joanna Coles
	Title:	Chief Executive Officer

4